Exhibit 99.2 Q4 and Fiscal Year 2018 Letter to Shareholders OCTOBER 1, 2018

One Fix at a Time, One Client at a Time To illustrate the client and stylist interactions during a Fix order, we’ve included an example below. 1. Rebecca ordered Fixes on-demand before becoming a Style Pass member in early 2018 First Fix REBECCA, CLIENT • Fixes received to date: 13 2016 • Age: 49 • Location: Chicago, IL • Profession: Management 2017 • Go-To-Outfit: Dress Latest Fix For a $49 annual membership fee, 2018 Rebecca receives unlimited styling, which has increased her engagement and spend. 2. A patented algorithm matches Rebecca to her stylist, Alyssa With each fix, Alyssa logs into a custom Along with the recommendations, Alyssa Alyssa writes a personal note styling application, which recommends uses her judgment and considers specific to Rebecca product based on our algorithm requests from Rebecca 3. In her latest fix, Rebecca receives a 4. Rebecca provides direct structured personalized delivery & decides what to keep & unstructured feedback At checkout, Rebecca provides written feedback and rates each of the five items: PRICE “Just Right” Hazel Top STYLE “Love It” Size “Just Right” Matched Your Style: Personalized:   3 Items Satisfied: Looks Forward to Next Fix: Kept:  “Yes!” $210.00 Total 5. Alyssa reviews the feedback In the styling application, Alyssa reads Rebecca’s feedback and captures any learnings. The feedback is simultaneously aggregated into our full dataset to drive future algorithmic learnings.

Fiscal Q4 2018 Highlights:

- **We delivered $318.3 million in net revenue, representing 23.2% year-over-year growth, $18.3 million in net income, and $11.1 million in adjusted EBITDA in Q4'18. For the fiscal year ended July 28, 2018, we delivered $1,226.5 million in net revenue, representing 25.5% year-over-year growth, $44.9 million in net income, and $53.6 million in adjusted EBITDA. We achieved these results as we continued to invest in new categories, technology talent, and marketing.**
- **We grew our active client count to 2.7 million as of July 28, 2018, an increase of 548,000 and 25.0% year over year.**
- **We expanded our total addressable market. We successfully launched our Kids offering at the end of the quarter and, in Women's, we delivered strong results by serving more clients through a broader assortment.**
- **We strengthened our advertising capabilities through continued testing and learning across our marketing channels.**
- **We leveraged Style Shuffle to bolster our understanding of client preferences and enhance our ability to personalize.**
- **Looking ahead to fiscal year 2019, we will continue to invest by establishing our international footprint with a U.K. launch at the end of this fiscal year.**

Fiscal Q4 2018 and Full Year 2018 Key Results:

Active Clients (000s)


867
1,647
2,194
2,742
FY'15
FY'16
FY'17
FY'18

Net Revenue ($M)


$342.8
$730.3
$977.1
$1,226.5
$258.3
$318.3
FY'15
FY'16
FY'17
FY'18
Q4'17
Q4'18

Net Income ($M)


$20.9
$33.2
($.6)
$44.9
($4.5)
$18.3
FY'15
FY'16
FY'17
FY'18
Q4'17
Q4'18

Adjusted EBITDA ($M)[1]


$42.1
$72.6
$60.6
$53.6
$2.4
$11.1
FY'15
FY'16
FY'17
FY'18
Q4'17
Q4'18

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[1] *Adjusted EBITDA is net income (loss) excluding other (income), net, provision (benefit) for income taxes, depreciation and amortization, and, when present, the remeasurement of preferred stock warrant liability and compensation expense related to certain stock sales by current and former employees. For more information regarding adjusted EBITDA and the other non-GAAP financial measures discussed in this letter, please see the reconciliations of our non-GAAP measurements to their most directly comparable GAAP-based financial measurements included at the end of this letter.*

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Dear Shareholder,

We are pleased to share our results for Q4 and fiscal year 2018, which ended July 28, 2018. In Q4'18, we reached 2.7 million active clients, a 25.0% increase year over year, and grew net revenue to $318.3 million, a 23.2% increase year over year. Our results demonstrate our focus on delivering disciplined growth while making measured investments in our business.

During the quarter, we generated net income of $18.3 million, or diluted earnings per share of $0.18, and adjusted EBITDA of $11.1 million. For the fiscal year, we generated net income of $44.9 million, or diluted earnings per share of $0.34, and adjusted EBITDA of $53.6 million.

Q4'18 Highlights

ACTIVE CLIENTS
2.7 million
25.0% YoY growth

NET REVENUE
$318.3 million
23.2% YoY growth

GROSS PROFIT
$141.4 million
44.4% of net revenue

NET INCOME
$18.3 million
5.7% of net revenue

ADJUSTED EBITDA
$11.1 million
3.5% of net revenue

Fiscal Q4 2018 Business Highlights:

We expanded our total addressable market. We successfully launched our Kids offering at the end of the quarter and, in Women's, we delivered strong results by serving more clients through a broader assortment.

Kids

At the end of Q4'18, we launched our Kids offering, which serves children sized 2T to 14 and includes 8 to 12 items per Fix. With this expansion, we are excited to serve more members of the household. To date, we've received strong interest from our existing clients, who have signed up their children. As a result, we've experienced longer than usual wait times for Kids, especially in our older girl sizes. As we learn more, we are working hard to ensure we can serve Kids clients in a timely manner. In addition, early feedback on our Kids merchandise offering, which is comprised of both market brands and Exclusive Brands, has been positive. As we continue to invest in this category, we look forward to providing value and convenience to serve the broader needs of our clients' entire families.

Women's

Since 2017, we have expanded our inventory assortment to include both lower price merchandise ($20 to $50 per item) and Premium Brand offerings ($100 to $600 per item). In Q4'18, these two categories combined nearly doubled as a percentage of total Women's unit sales year over year.

We are better able to serve both our younger and older clients through our broadened price point assortment. For example, we have driven a 10% increase in the probability that our lower price point items will be purchased by clients under the age of 30. Through our higher priced Premium Brand offering, we have driven increased customer satisfaction, especially with our clients over 50 years old. With these clients, we have increased success rates, as well as improved style and fit ratings associated with our Premium Brand merchandise year over year.

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We believe that offering a broader range of price points is a critical tool to re-engage our clients. For example, in Q4’18, more than 70% of clients who re-engaged with our service after a period of inactivity of four months or more indicated an interest in our lower price or Premium Brand merchandise. We strengthened our advertising capabilities through continued testing and learning across our marketing channels. In Q4’18, we continued our measured and analytical approach to paid advertising as we tested key channels to better understand how to most effectively allocate our marketing spend. Specifically, during the quarter we performed a TV incrementality test, during which we temporarily ceased our national TV campaign for 10 weeks to measure the channel’s efficacy. The test resulted in key learnings that will inform our longer-term channel strategy. First, the incrementality test allowed us to more precisely gauge the impact TV has on new client acquisition. We found that TV was more effective than we had previously modeled, as measured on a cost per acquisition basis. Second, the test enabled us to evaluate and quantify the interaction between TV and our other advertising channels. By understanding these interactions, we believe we can better determine the optimal ratio of marketing spend between TV and other advertising channels. We leveraged Style Shuffle to bolster our understanding of client preferences and enhance our ability to personalize. In Q3’18, we introduced Style Shuffle, an interactive mobile and web- based game in which participants rate an assortment of Stitch Fix merchandise. We have discussed in the past how clients who participate in the game had a higher level of engagement and satisfaction than those who did not, and that the data we gathered strengthened our understanding of client tastes and style preferences. This quarter, we wanted to provide some examples of how we use this data to improve our offering. Style Shuffle enables us to collect significantly more client preference data on each apparel item than we could before its introduction. This enhanced data set allows us to accelerate our understanding of client preferences to deliver greater personalization. For example, in Q4’18 we incorporated this Style Shuffle data into our women’s stylist/client matching algorithm, which drove an increase in average order value, as compared to the prior algorithm. Style Shuffle data not only improves outcomes for clients who play the game, it also helps us better serve those who have not yet played. In Q4’18, we applied the data to our women’s match score algorithm, which predicts the likelihood that a specific client will purchase a specific item. By incorporating this new data into our algorithm, we drove enhanced personalization, and increased revenue per active client and engagement among both playing and non-playing clients. We believe this highlights the powerful network effects of our data and the broad applicability of the Style Shuffle data. 5

Looking ahead to fiscal year 2019, we will invest by establishing our international footprint with a U.K. launch at the end of this fiscal year. Today, we announced our plan to launch in the United Kingdom (U.K.) at the end of fiscal year 2019. Over the last two years, we have successfully expanded our business across new categories and offerings such as Men’s, Plus, and Kids, and enhanced our service through programs such as Style Pass and Extras. We are confident that we can successfully expand our personalization platform internationally as well. Based on our consumer research and planning, we believe that our personalization capabilities will resonate with overseas customers, and that we can be a strong partner to international brands with whom we don’t already work. We will apply our engineering and data science capabilities, and build a localized presence to effectively serve U.K. clients. We will continue to invest in new categories that extend our addressable market as we execute on our long-term growth strategy and deliver personalization at scale. We look forward to sharing more information and updates on this initiative in the quarters ahead. 6

Fiscal Q4 2018 and Full Year 2018 Financial Highlights:

Our Q4'18 results demonstrate our continued commitment to balancing growth and profitability. While growing net revenue by 23.2%, we expanded both our gross margin and adjusted EBITDA margin year over year as we scaled existing and new categories, gained efficiencies, and managed our costs. During the quarter, we also continued to fund investments for the long term, enabled by our capital-light model, inventory management focus, and positive free cash flow.

Active Clients

We grew our active client count to 2.7 million as of July 28, 2018, an increase of 548,000 and 25.0% year over year. We define an active client as a client who checked out a Fix in the preceding 12-month period, measured as of the last date of that period. A client checks out a Fix when he or she indicates which items he or she is keeping through our mobile app or website.


ACTIVE CLIENTS (000s)
2,194
2,396
2,508
2,688
2,742
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18

Net Revenue

We grew our net revenue to $318.3 million in Q4'18, compared to $258.3 million in Q4'17, an increase of 23.2% year over year. For fiscal year 2018, we delivered $1,226.5 million of net revenue, an increase of 25.5% year over year. Our performance for the quarter and fiscal year was primarily driven by our growth in active clients from both our Women's and Men's categories.

Net revenue per active client for the 12 months ended July 28, 2018 was $447, an increase of 0.4% compared to the 12 months ended July 29, 2017. This improvement was driven by better personalization through stronger styling and merchandising as well as our efforts to acquire clients better matched for our service. As discussed previously, we expect this metric to decline in future quarters as we continue to expand into Men's, Plus, and Kids, and further penetrate the lower price point market.


NET REVENUE ($M)[2]
$258.3
$295.6
$295.9
$316.7
$318.3
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18

Gross Margin

Q4'18 gross margin was 44.4%, compared to 43.5% in Q4'17, an increase of 90 basis points. This improvement was largely driven by the decrease of our inventory reserve and clearance expense, which resulted from the strengthening of our inventory management capabilities, as well as reduced shrink. Gross margin for fiscal year 2018 was 43.7%, compared to 44.5% for fiscal year 2017, a decrease of 80 basis points. This decline was primarily attributable to an increase in shrink, higher shipping expense and our expansion into new categories. Partially offsetting this decline was the decrease in our inventory obsolescence reserves due to improved inventory management.


GROSS MARGIN (%)
42.2%
44.3%
44.5%
43.7%
43.5%
44.4%
FY'15
FY'16
FY'17
FY'18
Q4'17
Q4'18

[2] *Discounts, sales tax and estimated refunds are deducted from revenue to arrive at net revenue.*

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Selling, General & Administrative Expenses



SG&A (%)
31.7%
35.5%
41.2%
40.2%
43.4%
41.9%
FY'15 FY'16 FY'17 FY'18 Q4'17 Q4'18

Q4'18 SG&A was $133.3 million, or 41.9% of net revenue, compared to Q4'17 SG&A of $112.0 million, or 43.4% of net revenue, a decrease of 150 basis points. We drove a 90 basis point improvement in variable labor primarily through system enhancements in our warehouses. The remaining balance of the improvement was driven by leverage in other operating expenses. These efficiencies helped to offset our investments in long-term technology capabilities as we expanded our data science and engineering teams. For fiscal year 2018, SG&A was $493.0 million, or 40.2% of net revenue, compared to $381.5 million and 39.0% of net revenue for fiscal year 2017, which excludes the impact of the $21.3 million compensation expense related to certain employee stock sales. This year-over-year increase of 120 basis points was driven by our investments in talent, and the associated increase in stock-based compensation expense, partially offset by improvements in variable labor.

Advertising. We continue to make strategic marketing investments designed to achieve near-term payback. Advertising expense increased year over year from $23.7 million in Q4'17 to $28.9 million in Q4'18.[3] Advertising as percentage of net revenue decreased 10 basis points year over year from 9.2% in Q4'17 to 9.1% in Q4'18. Fiscal year 2018 advertising expense was $102.1 million or 8.3% of revenue, an increase of 110 basis points year over year.

Net Income and Earnings Per Share



NET INCOME (LOSS) ($M)
$20.9
$33.2
($.6)
$44.9
($4.5)
$18.3
FY'15 FY'16 FY'17 FY'18 Q4'17 Q4'18

Q4'18 net income was $18.3 million, or 5.7% of net revenue, compared to Q4'17 net loss of $(4.5) million, or (1.7)% of net revenue, an increase in margin of 740 basis points. Q4'18 diluted earnings per share was $0.18 and non-GAAP diluted earnings per share was $0.17. In Q4'17 diluted loss per share was $(0.18) and non-GAAP diluted loss per share, which excludes the impact of preferred stock warrant liability, was $(0.04). In fiscal year 2018, we generated net income of $44.9 million, or 3.7% of net revenue, diluted earnings per share of $0.34, and non-GAAP diluted earnings per share of $0.39. In fiscal year 2017, we generated net loss of $(0.6) million, diluted loss per share of $(0.02), and non-GAAP diluted earnings per share of $0.57.[4,5]

In Q4'18, income tax expense decreased by $9.4 million primarily due to tax benefits from stock-based compensation deductions associated with shareholder activity within the quarter. Also, as a result of filing our tax returns, we realized tax benefits attributed to research and development tax credits and certain other deductions.

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[3] *Advertising expenses include the costs associated with the production of advertising, television, radio and online advertising.*
[4] *All earnings per share figures reflect amounts attributable to common stockholders.*
[5] *We define non-GAAP earnings per share as diluted EPS excluding, when present, the per share impact of the remeasurement of preferred stock warrant liability, compensation expense related to certain stock sales by current and former employees, and the related tax impacts of those items, if any, as well as the per share impact of the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Cuts and Jobs Act in the U.S in December 2017.*

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In fiscal year 2018, we realized additional tax benefits compared to the year prior. These tax benefits were primarily related to a reduction in the corporate income tax rate due to the enactment of the Tax Cuts and Jobs Act, stock-based compensation deductions associated with shareholder activity, exclusion of gain on remeasurement of preferred stock warrant liability, research and development tax credits, and certain deductions as a result of filing our tax returns. ADJUSTED EBITDA ($M)6 Adjusted EBITDA $72.6 Q4’18 adjusted EBITDA was $11.1 million, or 3.5% of net revenue, $60.6 $53.6 compared to Q4’17 adjusted EBITDA of $2.4 million, or 0.9% of net $42.1 revenue, an increase of 260 basis points. This margin expansion was primarily the result of our improved gross margin and our ability to $11.1 leverage our variable labor as we continue to drive top-line growth. In $2.4 fiscal year 2018, we generated adjusted EBITDA of $53.6 million, or FY'15 FY'16 FY'17 FY'18 Q4'17 Q4'18 4.4% of net revenue, a 180 basis point decrease from fiscal year 2017. This decline was driven by our investment in technology talent and advertising spend year over year. Note that we do not exclude stock- For more information regarding the non- GAAP financial measures discussed in this based compensation expense, which we consider to be a real cost of letter, please see "Non-GAAP Financial running the business, from our adjusted EBITDA calculation. Measures," below, including the reconciliations of our non-GAAP measures to their most directly comparable GAAP Inventory and Free Cash Flow financial measures included at the end of In fiscal year 2018, we delivered inventory growth that was in line with this letter. our net revenue growth and we drove inventory turns of over 6 times. These results are a testament to the health of our inventory and the strength of our algorithms that support our buying, allocation, and styling activities. Our capital-light business model has also allowed us to generate strong free cash flow even as we invest in new merchandise offerings and expand our client base through category expansions. In fiscal year 2018, our capital expenditures totaled $16.6 million, or 1.4% of net revenue, while we generated free cash flow of $55.6 million.7 6 We define adjusted EBITDA as net income (loss) excluding other (income), net, provision (benefit) for income taxes, depreciation and amortization, and, when present, the remeasurement of preferred stock warrant liability and compensation expense related to certain stock sales by current and former employees 7 We define free cash flow as cash flow from operations reduced by purchases of property and equipment that are included in cash flow from investing activities. 9

Guidance: Our financial outlook for Q1’19, which ends on October 27, 2018, and for fiscal year 2019, which ends on August 3, 2019, is as follows: Q1’19 Net Revenue $354 – $360 million 20% – 22% YoY growth Adjusted EBITDA $5 – $9 million 1.4% – 2.5% margin Fiscal Year 2019 Net Revenue $1.47 – $1.53 billion 20% – 25% YoY growth Adjusted EBITDA $20 – $40 million 1.4% – 2.6% margin Fiscal 2019 is a 53-week fiscal year with Q4’19 consisting of 14 weeks. Our fiscal year 2019 guidance reflects the impact of this additional week. Our adjusted EBITDA guidance also reflects the talent and infrastructure investments we are making to prepare for our expected launch in the U.K. by the end of the fiscal year. Our net revenue guidance does not include any impact of our planned U.K. launch. We have not reconciled our adjusted EBITDA outlook to GAAP net income (loss) because we do not provide an outlook for GAAP net income (loss) due to the uncertainty and potential variability of other income, net and provision for (benefit from) income taxes, which are reconciling items between adjusted EBITDA and GAAP net income (loss). Because such items cannot be reasonably predicted, we are unable to provide a reconciliation of the non-GAAP financial measure outlook to the corresponding GAAP measure. However, such items could have a significant impact on GAAP net income (loss). Closing We will host a conference call and earnings webcast at 2:00pm Pacific time/5:00pm Eastern time today to discuss these results. A live webcast will be accessible on Stitch Fix’s investor relations website at investors.stitchfix.com. Interested parties can access the call by dialing MEDIA CONTACT 800-458-4121 in the U.S. or 323-794-2093 internationally, using media@stitchfix.com conference code 8417189. The call will also be available via live webcast INVESTOR RELATIONS CONTACT at investors.stitchfix.com. Thank you for taking the time to read our ir@stitchfix.com letter, and we look forward to your questions on our call this afternoon. Sincerely, Katrina Lake, Founder and CEO Paul Yee, CFO 10

Stitch Fix, Inc. Condensed Consolidated Balance Sheets (Unaudited) (In thousands, except share and per share amounts) July 28, 2018 July 29, 2017 Assets Current assets: Cash and cash equivalents $ 297,516 $ 110,608 Restricted cash 250 250 Inventory, net 85,092 67,592 Prepaid expenses and other current assets 34,148 19,312 Total current assets 417,006 197,762 Property and equipment, net 34,169 26,733 Deferred tax assets 14,107 19,991 Restricted cash, net of current portion 12,600 9,100 Other long-term assets 3,703 3,619 Total assets $ 481,585 $ 257,205 Liabilities, Convertible Preferred Stock and Stockholders’ Equity Current liabilities: Accounts payable $ 79,782 $ 44,238 Accrued liabilities 43,037 46,363 Preferred stock warrant liability — 26,679 Gift card liability 6,814 5,190 Deferred revenue 8,870 7,150 Other current liabilities 3,729 4,298 Total current liabilities 142,232 133,918 Deferred rent, net of current portion 15,288 11,781 Other long-term liabilities 8,993 7,423 Total liabilities 166,513 153,122 Convertible preferred stock, $0.00002 par value — 42,222 Stockholders’ equity: Preferred stock, $0.00002 par value — — Class A common stock, $0.00002 par value 1 — Class B common stock, $0.00002 par value 1 1 Additional paid-in capital 235,312 27,002 Retained earnings 79,758 34,858 Total stockholders’ equity 315,072 61,861 Total liabilities, convertible preferred stock and stockholders’ equity $ 481,585 $ 257,205 11

Stitch Fix, Inc. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited) (In thousands, except share and per share amounts) For the Three Months Ended For the Fiscal Year Ended July 28, 2018 July 29, 2017 July 28, 2018 July 29, 2017 Revenue, net $ 318,295 $ 258,285 $ 1,226,505 $ 977,139 Cost of goods sold 176,877 146,047 690,483 542,718 Gross profit 141,418 112,238 536,022 434,421 Selling, general and administrative expenses 133,302 112,028 492,998 402,781 Operating income 8,116 210 43,024 31,640 Remeasurement of preferred stock warrant liability — 3,374 (10,685) 18,881 Other income, net (760) (17) (1,004) (42) Income (loss) before income taxes 8,876 (3,147) 54,713 12,801 Provision (benefit) for income taxes (9,408) 1,360 9,813 13,395 Net income (loss) and comprehensive income (loss) $ 18,284 $ (4,507) $ 44,900 $ (594) Net income (loss) attributable to common stockholders: Basic $ 18,244 $ (4,507) $ 35,541 $ (594) Diluted $ 18,246 $ (4,507) $ 27,285 $ (594) Earnings (loss) per share attributable to common stockholders: Basic $ 0.19 $ (0.18) $ 0.47 $ (0.02) Diluted $ 0.18 $ (0.18) $ 0.34 $ (0.02) Weighted-average shares used to compute earnings per share attributable to common stockholders: Basic 98,019,577 25,708,011 75,947,759 24,973,931 Diluted 102,782,006 25,708,011 81,288,418 24,973,931 12

Stitch Fix, Inc. Condensed Consolidated Statements of Cash Flow (Unaudited) (In thousands) For the Fiscal Year Ended July 28, 2018 July 29, 2017 Cash Flows from Operating Activities Net income $ 44,900 $ (594) Adjustments to reconcile net income to net cash provided by operating activities: Deferred income taxes 6,588 (6,728) Remeasurement of preferred stock warrant liability (10,685) 18,881 Inventory reserves 1,916 3,591 Compensation expense related to certain stock sales by current and former employees — 9,699 Stock-based compensation expense 15,403 3,545 Excess tax benefit related to stock-based compensation expense — (62) Depreciation and amortization 10,542 7,655 Loss on disposal of property and equipment 155 — Change in operating assets and liabilities: Inventory (19,416) (26,375) Prepaid expenses and other assets (17,307) (7,596) Accounts payable 35,502 7,841 Accrued liabilities (3,595) 17,748 Deferred revenue 1,720 2,719 Gift card liability 1,624 1,993 Other liabilities 4,831 6,307 Net cash provided by operating activities 72,178 38,624 Cash Flows from Investing Activities Purchase of property and equipment (16,565) (17,130) Net cash used in investing activities (16,565) (17,130) Cash Flows from Financing Activities Proceeds from initial public offering, net of underwriting discounts paid 129,046 — Proceeds from the exercise of stock options 5,788 2,346 Excess tax benefit related to stock-based compensation expense — 62 Repurchase of Class B common stock related to early exercised options (39) (3,557) Payment of deferred offering costs — (1,879) Net cash provided by (used in) financing activities 134,795 (3,028) Net increase in cash and restricted cash 190,408 18,466 Cash and restricted cash at beginning of period 119,958 101,492 Cash and restricted cash at end of period $ 310,366 $ 119,958 Components of cash and restricted cash Cash $ 297,516 $ 110,608 Restricted cash – current portion 250 250 Restricted cash – long-term portion 12,600 9,100 Total cash and restricted cash $ 310,366 $ 119,958 Supplemental Disclosure Cash paid for income taxes $ 10,071 $ 28,023 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Purchases of property and equipment included in accounts payable and accrued liabilities $ 795 $ 111 Capitalized stock-based compensation $ 883 $ 164 Leasehold improvements paid by landlord $ — $ — Vesting of early exercised options $ 988 $ 891 Conversion of preferred stock upon initial public offering $ 42,222 $ — Reclassification of preferred stock warrant liability upon initial public offering $ 15,994 $ — Deferred offering costs included in accrued liabilities $ — $ 508 Deferred offering costs paid in prior year $ 1,879 $ — 13

Non-GAAP Financial Measures We report our financial results in accordance with generally accepted accounting principles in the United States, or GAAP. However, management believes that certain non-GAAP financial measures provide users of our financial information with additional useful information in evaluating our performance. Management believes that excluding certain items that may vary substantially in frequency and magnitude period-to-period from net income (loss) and earnings (loss) per share (“EPS”) provides useful supplemental measures that assist in evaluating our ability to generate earnings and to more readily compare these metrics between past and future periods. Management also believes that adjusted EBITDA and adjusted EBITDA margin are frequently used by investors and securities analysts in their evaluations of companies, and that such supplemental measures facilitates comparisons between companies. We believe free cash flow is an important metric because it represents a measure of how much cash from operations we have available for discretionary and non-discretionary items after the deduction of capital expenditures. These non-GAAP financial measures may be different than similarly titled measures used by other companies. For instance, we do not exclude stock-based compensation expense from adjusted EBITDA or non- GAAP net income. Stock-based compensation is an important part of how we attract and retain our employees, and we consider it to be a real cost of running the business. Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP. There are several limitations related to the use of our non-GAAP financial measures as compared to the closest comparable GAAP measures. Some of these limitations include: • our non-GAAP net income, adjusted EBITDA, adjusted EBTIDA margin and non-GAAP EPS – diluted measures exclude compensation expense that we recognized related to certain stock sales by current and former employees; • our non-GAAP net income and non-GAAP EPS – diluted measures exclude the impact of the remeasurement of our net deferred tax assets following the adoption of the Tax Cuts and Jobs Act (“Tax Act”); • our non-GAAP net income, adjusted EBITDA, adjusted EBITDA margin and non-GAAP EPS – diluted measures exclude the remeasurement of the preferred stock warrant liability, which is a non-cash expense incurred in the periods prior to the completion of our initial public offering; • adjusted EBITDA and adjusted EBITDA margin also exclude the recurring, non-cash expenses of depreciation and amortization of property and equipment and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future; • adjusted EBITDA and adjusted EBITDA margin do not reflect our tax provision, which reduces cash available to us; and • free cash flow does not represent the total residual cash flow available for discretionary purposes and does not reflect our future contractual commitments. 14

We define adjusted EBITDA as net income (loss) excluding other (income), net, provision (benefit) for income taxes, depreciation and amortization, and, when present, the remeasurement of preferred stock warrant liability and compensation expense related to certain stock sales by current and former employees. The following table presents a reconciliation of net income (loss), the most comparable GAAP financial measure, to adjusted EBITDA for each of the periods presented (in thousands): For the Three Months Ended For the Fiscal Year Ended (in thousands) July 28, 2018 July 29, 2017 July 28, 2018 July 29, 2017 Adjusted EBITDA reconciliation: Net income (loss) $ 18,284 $ (4,507) $ 44,900 $ (594) Add (deduct): Other income, net (760) (17) (1,004) (42) Provision (benefit) for income taxes (9,408) 1,360 9,813 13,395 Depreciation and amortization 3,004 2,235 10,542 7,655 Remeasurement of preferred stock warrant liability — 3,374 (10,685) 18,881 Compensation expense related to certain stock sales by current and former employees — — — 21,283 Adjusted EBITDA $ 11,120 $ 2,445 $ 53,566 $ 60,578 We define non-GAAP net income as net income (loss) excluding, when present, the remeasurement of preferred stock warrant liability, compensation expense related to certain stock sales by current and former employees, and the related tax impacts of those items, as well as the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Act. The following table presents a reconciliation of net income (loss), the most comparable GAAP financial measure, to non-GAAP net income for each of the periods presented (in thousands): For the Three Months Ended For the Fiscal Year Ended (in thousands) July 28, 2018 July 29, 2017 July 28, 2018 July 29, 2017 Non-GAAP net income reconciliation: Net income (loss) $ 18,284 $ (4,507) $ 44,900 $ (594) Add (deduct): Remeasurement of preferred stock warrant liability — 3,374 (10,685) 18,881 Compensation expense related to certain stock sales by current and former employees — — — 21,283 Tax impact of non-GAAP adjustments — — — (8,890) Impact of Tax Act (1) (521) — 4,209 — Non-GAAP net income (loss) $ 17,763 $ (1,133) $ 38,424 $ 30,680 (1) The U.S. government enacted comprehensive tax legislation in December 2017. This resulted in a net charge of $4.7 million for the fiscal year ended July 28, 2018 and a net benefit of $0.5 million for the three months ended July 28, 2018, due to the remeasurement of our net deferred tax assets for the reduction in tax rate from 35% to 21%. The adjustment to non-GAAP net income only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings. 15

We define non-GAAP EPS as diluted EPS excluding, when present, the per share impact of the remeasurement of preferred stock warrant liability, compensation expense related to certain stock sales by current and former employees, and the related tax impacts of those items, if any, as well as the per share impact of the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Act. The following table presents a reconciliation of EPS attributable to common stockholders - diluted, the most comparable GAAP financial measure, to non-GAAP EPS attributable to common stockholders - diluted for each of the periods presented: For the Three Months Ended For the Fiscal Year Ended (in dollars) July 28, 2018 July 29, 2017 July 28, 2018 July 29, 2017 Non-GAAP earnings per share - diluted reconciliation: Earnings (loss) per share attributable to common stockholders - diluted $ 0.18 $ (0.18) $ 0.34 $ (0.02) Per share impact of the remeasurement of preferred stock warrant liability(1) — 0.14 — 0.36 Per share impact of compensation expense related to certain stock sales by current and former employees — — — 0.40 Per share impact from tax effect of non-GAAP adjustments — — — (0.17) Per share impact from Tax Act(2) (0.01) — 0.05 — Non-GAAP earnings (loss) per share attributable to common stockholders - diluted $ 0.17 $ (0.04) $ 0.39 $ 0.57 (1) For 2018, the preferred stock warrant liability was dilutive and included in earnings per share attributable to common stockholders - diluted. Therefore, it is not an adjustment to arrive at non-GAAP EPS - diluted. (2) The U.S. government enacted comprehensive tax legislation in December 2017. This resulted in a net charge of $4.7 million for the fiscal year ended July 28, 2018 and a net benefit of $0.5 million for the three months ended July 28, 2018, due to the remeasurement of our net deferred tax assets for the reduction in tax rate from 35% to 21%. The adjustment to non-GAAP net income only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings. We define free cash flow as cash flow from operations reduced by purchases of property and equipment that are included in cash flow from investing activities. The following table presents a reconciliation of cash flows from operating activities, the most comparable GAAP financial measure, to free cash flow for each of the periods presented (in thousands): For the Fiscal Year Ended (in thousands) July 28, 2018 July 29, 2017 Free cash flow reconciliation: Cash flows from operating activities $ 72,178 $ 38,624 Deduct: Purchase of property and equipment (16,565) (17,130) Free cash flow $ 55,613 $ 21,494 Cash flows used in investing activities $ (16,565) $ (17,130) Cash flows from (used in) financing activities $ 134,795 $ (3,028) 16

Forward-Looking Statements This shareholder letter and related conference call and webcast contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding our future financial performance, including our guidance on financial results for the first quarter and full year of fiscal 2019; market trends, growth and opportunity; competition; the timing and success of expansions to our offering and penetration of our target markets, such as the launch of our offering in the United Kingdom; our ability to leverage our engineering and data science capabilities to drive efficiencies in our business and enhance our ability to personalize; our plans related to client acquisition, including any impact on our costs and margins and our ability to determine optimal advertising methods; and our ability to successfully acquire, engage and retain clients. These statements involve substantial risks and uncertainties, including risks and uncertainties related to our ability to generate sufficient net revenue to offset our costs; the growth of our market and consumer behavior; our ability to acquire, engage and retain clients; our ability to provide offerings and services that achieve market acceptance; our data science and technology, stylists, operations, marketing initiatives, and other key strategic areas; risks related to international operations; and other risks described in the filings we make with the Securities and Exchange Commission, or SEC. Further information on these and other factors that could cause our financial results, performance and achievements to differ materially from any results, performance or achievements anticipated, expressed or implied by these forward- looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Quarterly Report Form 10-Q for the fiscal quarter ended April 28, 2018. These documents are available on the SEC Filings section of the Investor Relations section of our website at: http://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this letter to reflect events or circumstances after the date of this letter or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward- looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made. 17